SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2000



                      FORTUNE NATURAL RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                  1-12334                95-4114732
           --------                  -------                ----------
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


  Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS

       MAY 31, 2000 - HOUSTON, TEXAS - FORTUNE NATURAL RESOURCES CORPORATION (NASDAQ OTC BB SYMBOL: FPXA) today announced that it has been advised that a rig capable of testing and completing the Company's recently drilled deep test at Espiritu Santo Bay has come available for a temporary period between the drilling projects of other exploration companies and the operator of the project has contracted for its immediate use on the 210 #6 well. The rig is now in tow to Espiritu Santo Bay. As previously announced, the well remains in a "tight hole" status; no information on this operation will be released until all testing is complete. Assuming there are no problems getting the rig into the bay or with the completion and testing operations causing unexpected delays, Fortune anticipates that it could be in a position to announce the results in six to eight weeks.

      FORTUNE NATURAL RESOURCES CORPORATION is an independent oil and gas exploration and production company with its principal properties located onshore and offshore Louisiana and Texas. Certain statements in this news release regarding future expectations and plans may be regarded as "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. They are subject to various risks, such as operating hazards, drilling risks, and other uncertainties inherent in the business of exploring for, developing and producing oil and gas which may be beyond the Company's control. For a discussion of the contingencies and uncertainties affecting future events and forward-looking statements, see Fortune's most recent Annual Report on Form 10-KSB/A, as well as other filings with the Securities and Exchange Commission. There can be no assurance that the Company will be successful in meeting its expectations.

                                    *********

                                                 Company Contact:  Angela McLane
                                                                  (281) 872-1170



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      None.






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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FORTUNE NATURAL RESOURCES CORPORATION



                            By:  /s/  Dean W. Drulias
                                 -------------------------------------------
                                 Dean W. Drulias
                                 Executive Vice President and General Counsel



Date:  May 31, 2000


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